SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                               September 22, 2003
                                 Date of Report
                        (Date of earliest event reported)




                            MEMBERWORKS INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)





     DELAWARE                      0-21527                      06-1276882
-----------------------     --------------------           ---------------------
(State of Incorporation)   (Commission File Number)         (I.R.S. Employer
                                                            Identification No.)




                               680 Washington Blvd
                           Stamford, Connecticut 06901
                         ------------------------------
                    (Address of principal executive offices,
                               including zip code)



                                 (203) 324-7635
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)



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                            MEMBERWORKS INCORPORATED

Item 5. Other Events.

On September 22, 2003, MemberWorks Incorporated issued a press release announcing its proposed offering pursuant to Rule 144A of the Securities Act of 1933 of an aggregate of $75.0 million of convertible senior subordinated notes due 2010.

Item 7. Financial Statements and Exhibits.

(c)Exhibits
99 Press Release dated September 22, 2003.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              MEMBERWORKS INCORPORATED
                                              (Registrant)


Date: September 22, 2003                      By:   /s/ Gary A. Johnson
                                                    --------------------
                                              Gary A. Johnson, President and
                                              Chief Executive Officer








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